SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): June 1, 1998

                       CAVANAUGHS HOSPITALITY CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   WASHINGTON
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                 (State or Other Jurisdiction of Incorporation)

            001-13957                                        91-1032187
     ------------------------                           -------------------
     (Commission File Number)                            (I.R.S. Employer
                                                        Identification No.)

                       201 W. North River Drive, Suite 100
                            Spokane, Washington 99201
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (509) 459-6100
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

     The undersigned Registrant hereby amends, as and to the extent set forth below, the following items, financial statements, exhibits or other portions of the Current Report on Form 8-K for an event which occurred on June 1, 1998:


     ITEM 7.  Financial Statements, Pro Forma Financial Information and
              Exhibits
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     EXHIBIT INDEX

     99.1 Audited financial statements of Olympus Hotel and Conference Center ("Olympus" or "Olympus Hotel") as of and for the year ended December 31, 1997.

     99.2 Unaudited condensed pro forma combined balance sheet of Cavanaughs Hospitality Corporation ("Cavanaughs" or "CHC") and Olympus as of October 31, 1997 and March 31, 1998 and condensed pro forma combined statements of income for the year ended October 31, 1997 and three months ended March 31, 1998.

     99.3 Unaudited condensed financial statements of Olympus as of and for the three months ended March 31, 1998.



     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


     Dated:  August 12, 1998            CAVANAUGHS HOSPITALITY CORPORATION
             -----------------------

                                        By  /s/ Art Coffey
                                            ------------------------------
                                            Executive Vice President/Chief
                                            Financial Officer
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